FIRST AMENDMENT TO
                           SEAGULL ENERGY CORPORATION
                            MANAGEMENT STABILITY PLAN



         WHEREAS, Seagull Energy Corporation (the "Company") has heretofore adopted and currently maintains the Seagull Energy Corporation Management Stability Plan (the "Plan"); and

         WHEREAS, pursuant to Section 7.11 of the Agreement and Plan of Merger by and among Seagull Energy Corporation, GNR Merger Corporation and Global Natural Resources Inc. dated as of July 22, 1996 (the "Merger Agreement"), the Company has agreed to provide benefits under the Plan to employees of Global Natural Resources Inc. ("Global") that are employed by Global as of Effective Time (as such term is defined in the Merger Agreement) (the "Effective Time"); and

         WHEREAS, the Company desires to amend the Plan to accomplish such purpose;

         NOW, THEREFORE, the Plan is hereby amended, effective as of the Effective Time:

         1.       The following sentence shall be added to Section 1.1(c) of the
Plan:

         "Further, with respect to a Covered Employee who was employed by Global Natural Resources Inc. ('Global') as of the Effective Time (as such term is defined in the Agreement and Plan of Merger by and among Seagull Energy Corporation, GNR Merger Corporation and Global Natural Resources Inc. dated as of July 22, 1996 (the 'Merger Agreement')) (the 'Effective Time'), 'Change of Control' shall mean the consummation of the merger contemplated by the Merger Agreement."

         2. Section 1.1(j) of the Plan shall be deleted and the following shall be substituted therefor:

         "'EIP' shall mean the Seagull Energy Corporation Executive Incentive Plan or any successor thereto. Further, with respect to a Covered Employee who was employed by Global as of the Effective Time, 'EIP' shall mean the Global incentive bonus program or, as applicable, the Seagull Energy Corporation Executive Incentive Plan or any successor thereto."

         3. Section 1.1(k) of the Plan shall be deleted and the following shall be substituted therefor:

         "'Employer'   shall  mean  the  Company,   Global  and  each   eligible
         organization   designated  as  an  Employer  in  accordance   with  the
         provisions of Section 4.4 of the Plan."




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         4.       The following sentence shall be added to Section 1.1(m) of the
Plan:

         "Further, for purposes of this provision, the 'Grade' of a Covered Employee who was employed by Global as of the Effective Time shall be determined in accordance with the procedures of the Company."

         5.       Section 1.1(o) of the Plan shall be deleted.

         6. Section 2.1(b) of the Plan shall be deleted and the following shall be substituted therefor:

                  "(b) A lump sum cash payment in an amount equal to the remaining portion of any award to the Covered Employee under any prior years' EIP. Further, if a Covered Employee's Involuntary Termination occurs on or after the date an award has been earned under the EIP, but prior to the date such award is paid, the Covered Employee shall receive an additional lump sum cash payment in an amount equal to his Targeted EIP Award."

         7. As amended hereby, the Plan is specifically ratified and reaffirmed.

         EXECUTED this 9th day of November, 1996.


                                             SEAGULL ENERGY CORPORATION



                                             By: /s/Jack M. Robertson
                                             Name:  Jack M. Robertson
                                             Title: Vice President, Human
                                                    Resources


                                             GLOBAL NATURAL RESOURCES INC.



                                             By: /s/ William L. Transier
                                             Name:   William L. Transier
                                             Title:  Senior Vice President,
                                                     Chief Financial Officer and
                                                     Assistant Secretary